The date of this supplement is January 1, 2004.

F122-041 1/1/04

T. Rowe Price Real Estate Fund, Inc.

Supplement to prospectus dated May 1, 2003

Effective January 1, 2004, Table 2 and the Example chart on page 5 of the prospectus are revised with the following to reflect the lowering of the fund`s expense ratio limitation. Additionally, the fund`s expense ratio limitation period has been extended.

Table 2  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	1.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.62%
Other expenses	0.38%b
Total annual fund operating expenses	1.00%
Fee waiver/reimbursement	0.10%c
Net expenses	0.90%c

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aOn shares purchased and held for less than six months (details under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds).

bExpenses have been restated to reflect current fees.

cEffective January 1, 2004, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2006, to the extent that such fees and expenses would cause the fund`s ratio of expenses to average net assets to exceed 0.90%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.90%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 0.90%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

1 year	3 years	5 years	10 years
$92	$294	$529	$1,203